EXHIBIT 13.2

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 20-F of NDS Group plc ("the registrant") for the fiscal year ended 30 June 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rick Medlock, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                                  By /s/ CRK Medlock
                                                     ---------------------------
                                                         CRK Medlock
                                                         Chief Financial Officer


                                                         Date: 3 December 2003



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